Item 9.01 Financial Statements and Exhibits

In millions	Engine	Distribution	Components	Power Generation	Non-segment Items	Total
Three months ended April 3, 2016, As Previously Filed
External sales	$1,624	$1,458	$897	$312	$—	$4,291
Intersegment sales	710	5	340	238	(1,293)	—
Total sales	2,334	1,463	1,237	550	(1,293)	4,291
Depreciation and amortization	58	26	27	16	—	127
Research, development and engineering expenses	97	2	54	13	—	166
Equity, royalty and interest income from investees	41	18	8	5	—	72
Interest income	3	1	1	1	—	6
Segment EBIT	200	95	173	31	(15)	484

In millions	Engine	Distribution	Components	Power Systems	Non-segment Items	Total
Three months ended April 3, 2016, Revised
External sales	$1,489	$1,458	$897	$447	$—	$4,291
Intersegment sales	487	5	340	361	(1,193)	—
Total sales	1,976	1,463	1,237	808	(1,193)	4,291
Depreciation and amortization	39	28	31	29	—	127
Research, development and engineering expenses	57	4	56	49	—	166
Equity, royalty and interest income from investees	36	18	8	10	—	72
Interest income	2	1	1	2	—	6
Segment EBIT	197	87	163	46	(9)	484

In millions	Engine	Distribution	Components	Power Generation	Non-segment Items	Total
Three months ended March 29, 2015, As Previously Filed
External sales	$1,889	$1,469	$931	$420	$—	$4,709
Intersegment sales	707	7	368	260	(1,342)	—
Total sales	2,596	1,476	1,299	680	(1,342)	4,709
Depreciation and amortization	58	27	26	16	—	127
Research, development and engineering expenses	114	3	61	17	—	195
Equity, royalty and interest income from investees	30	20	9	9	—	68
Interest income	2	1	1	1	—	5
Segment EBIT	253	88	195	49	(23)	562

In millions	Engine	Distribution	Components	Power Systems	Non-segment Items	Total
Three months ended March 29, 2015, Revised
External sales	$1,689	$1,469	$931	$620	$—	$4,709
Intersegment sales	456	7	368	382	(1,213)	—
Total sales	2,145	1,476	1,299	1,002	(1,213)	4,709
Depreciation and amortization	46	27	26	28	—	127
Research, development and engineering expenses	69	3	61	62	—	195
Equity, royalty and interest income from investees	23	20	9	16	—	68
Interest income	2	1	1	1	—	5
Segment EBIT	200	88	195	101	(22)	562

In millions	Engine	Distribution	Components	Power Generation	Non-segment Items	Total
Three months ended June 28, 2015, As Previously Filed
External sales	$2,058	$1,487	$1,017	$453	$—	$5,015
Intersegment sales	739	8	380	294	(1,421)	—
Total sales	2,797	1,495	1,397	747	(1,421)	5,015
Depreciation and amortization	60	25	28	13	—	126
Research, development and engineering expenses	91	3	57	15	—	166
Equity, royalty and interest income from investees	57	21	8	8	—	94
Interest income	3	1	1	1	—	6
Segment EBIT	341	113	223	57	(13)	721

In millions	Engine	Distribution	Components	Power Systems	Non-segment Items	Total
Three months ended June 28, 2015, Revised
External sales	$1,834	$1,487	$1,017	$677	$—	$5,015
Intersegment sales	491	8	380	420	(1,299)	—
Total sales	2,325	1,495	1,397	1,097	(1,299)	5,015
Depreciation and amortization	47	25	28	26	—	126
Research, development and engineering expenses	53	3	57	53	—	166
Equity, royalty and interest income from investees	51	21	8	14	—	94
Interest income	2	1	1	2	—	6
Segment EBIT	278	113	223	127	(20)	721

In millions	Engine	Distribution	Components	Power Generation	Non-segment Items	Total
Three months ended September 27, 2015, As Previously Filed
External sales	$1,800	$1,543	$891	$386	$—	$4,620
Intersegment sales	728	8	349	273	(1,358)	—
Total sales	2,528	1,551	1,240	659	(1,358)	4,620
Depreciation and amortization	60	26	28	14	—	128
Research, development and engineering expenses	116	2	65	14	—	197
Equity, royalty and interest income from investees	40	19	9	10	—	78
Interest income	6	1	1	1	—	9
Segment EBIT	252	123	156	42	4	577

In millions	Engine	Distribution	Components	Power Systems	Non-segment Items	Total
Three months ended September 27, 2015, Revised
External sales	$1,627	$1,543	$891	$559	$—	$4,620
Intersegment sales	475	8	349	423	(1,255)	—
Total sales	2,102	1,551	1,240	982	(1,255)	4,620
Depreciation and amortization	47	26	28	27	—	128
Research, development and engineering expenses	73	2	65	57	—	197
Equity, royalty and interest income from investees	33	19	9	17	—	78
Interest income	6	1	1	1	—	9
Segment EBIT	217	123	156	74	7	577

In millions	Engine	Distribution	Components	Power Generation	Non-segment Items	Total
Three months ended December 31, 2015, As Previously Filed
External sales	$1,793	$1,699	$906	$368	$—	$4,766
Intersegment sales	735	8	330	286	(1,359)	—
Total sales	2,528	1,707	1,236	654	(1,359)	4,766
Depreciation and amortization	61	27	27	15	—	130
Research, development and engineering expenses	107	2	53	15	—	177
Equity, royalty and interest income from investees	44	18	9	4	—	75
Interest income	2	1	1	—	—	4
Impairment of light-duty diesel assets	202	—	9	—	—	211
Restructuring actions and other charges	26	23	13	19	9	90
Segment EBIT	(39)	88	153	8	20	230

In millions	Engine	Distribution	Components	Power Systems	Non-segment Items	Total
Three months ended December 31, 2015, Revised
External sales	$1,583	$1,699	$906	$578	$—	$4,766
Intersegment sales	515	8	330	408	(1,261)	—
Total sales	2,098	1,707	1,236	986	(1,261)	4,766
Depreciation and amortization	47	27	27	29	—	130
Research, development and engineering expenses	68	2	53	54	—	177
Equity, royalty and interest income from investees	39	18	9	9	—	75
Interest income	1	1	1	1	—	4
Impairment of light-duty diesel assets	202	—	9	—	—	211
Restructuring actions and other charges	17	23	13	26	11	90
Segment EBIT	(59)	88	153	33	15	230

In millions	Engine	Distribution	Components	Power Generation	Non-segment Items	Total
Year ended December 31, 2015, As Previously Filed
External sales	$7,540	$6,198	$3,745	$1,627	$—	$19,110
Intersegment sales	2,909	31	1,427	1,113	(5,480)	—
Total sales	10,449	6,229	5,172	2,740	(5,480)	19,110
Depreciation and amortization	239	105	109	58	—	511
Research, development and engineering expenses	428	10	236	61	—	735
Equity, royalty and interest income from investees	171	78	35	31	—	315
Interest income	13	4	4	3	—	24
Impairment of light-duty diesel assets	202	—	9	—	—	211
Restructuring actions and other charges	26	23	13	19	9	90
Segment EBIT	807	412	727	156	(12)	2,090
Net assets	3,238	2,330	1,891	1,605	—	9,064
Investments and advances to equity investees	491	192	150	142	—	975
Capital expenditures	428	125	137	54	—	744

In millions	Engine	Distribution	Components	Power Systems	Non-segment Items	Total
Year ended December 31, 2015, Revised
External sales	$6,733	$6,198	$3,745	$2,434	$—	$19,110
Intersegment sales	1,937	31	1,427	1,633	(5,028)	—
Total sales	8,670	6,229	5,172	4,067	(5,028)	19,110
Depreciation and amortization	187	105	109	110	—	511
Research, development and engineering expenses	263	10	236	226	—	735
Equity, royalty and interest income from investees	146	78	35	56	—	315
Interest income	11	4	4	5	—	24
Impairment of light-duty diesel assets	202	—	9	—	—	211
Restructuring actions and other charges	17	23	13	26	11	90
Segment EBIT	636	412	727	335	(20)	2,090
Net assets	2,107	2,330	1,891	2,736	—	9,064
Investments and advances to equity investees	445	192	150	188	—	975
Capital expenditures	345	125	137	137	—	744

In millions	Engine	Distribution	Components	Power Generation	Non-segment Items	Total
Year ended December 31, 2014, As Previously Filed
External sales	$8,437	$5,135	$3,791	$1,858	$—	$19,221
Intersegment sales	2,525	39	1,327	1,038	(4,929)	—
Total sales	10,962	5,174	5,118	2,896	(4,929)	19,221
Depreciation and amortization	207	86	106	53	—	452
Research, development and engineering expenses	438	9	230	77	—	754
Equity, royalty and interest income from investees	147	148	36	39	—	370
Interest income	12	4	4	3	—	23
Segment EBIT	1,225	491	684	168	(70)	2,498
Net assets	3,450	2,441	2,152	1,694	—	9,737
Investments and advances to equity investees	468	209	164	140	—	981
Capital expenditures	395	89	162	97	—	743

In millions	Engine	Distribution	Components	Power Systems	Non-segment Items	Total
Year ended December 31, 2014, Revised
External sales	$7,462	$5,135	$3,791	$2,833	$—	$19,221
Intersegment sales	1,505	39	1,327	1,581	(4,452)	—
Total sales	8,967	5,174	5,118	4,414	(4,452)	19,221
Depreciation and amortization	163	86	106	97	—	452
Research, development and engineering expenses	265	9	230	250	—	754
Equity, royalty and interest income from investees	118	148	36	68	—	370
Interest income	9	4	4	6	—	23
Segment EBIT	1,031	491	684	361	(69)	2,498
Net assets	2,401	2,441	2,152	2,743	—	9,737
Investments and advances to equity investees	415	209	164	193	—	981
Capital expenditures	268	89	162	224	—	743
Power Systems Segment Sales by Markets
In the second quarter of 2016, our Power Systems segment reorganized its reporting structure to include the following product lines:

•
Power generation - We design, manufacture, sell and support generators ranging from 2 kilowatts to 3.5 megawatts, as well as paralleling systems and transfer switches, for applications such as residential, commercial, industrial, data centers, health care, telecommunications and waste water treatment plants. We also provide turnkey solutions for distributed generation and energy management applications using natural gas or biogas as a fuel. The business also serves global rental accounts for diesel and gas generator sets.

•
Industrial - We design, manufacture, sell and support diesel and natural gas high-horsepower engines up to 5,500 horsepower for a wide variety of equipment in the mining, rail, defense, oil and gas, and commercial and marine applications throughout the world. Across these markets, we have major customers in North America, Europe, Middle East, Africa, China, Korea, Japan, Latin America, India, Russia, Southeast Asia, South Pacific and Mexico.

•
Generator technologies - We design, manufacture, sell and support A/C generator/alternator products for internal consumption and for external generator set assemblers. Our products are sold under the Stamford, AVK and Markon brands and range in output from 3 kilovolt-amperes (kVA) to 12,000 kVA.

Sales for our Power Systems segment by business (including 2016, 2015 and 2014 revised balances) were as follows:

2016
In millions	Q1
Power generation	$520
Industrial	215
Generator technologies	73
Total sales	$808

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$624	$710	$621	$615	$2,570
Industrial	280	295	275	287	1,137
Generator technologies	98	92	86	84	360
Total sales	$1,002	$1,097	$982	$986	$4,067

2014
In millions	YTD
Power generation	$2,633
Industrial	1,331
Generator technologies	450
Total sales	$4,414
High-horsepower unit shipments by market (including 2016, 2015 and 2014 revised units) were as follows:

2016
Units	Q1
Power generation	1,800
Industrial	1,000
Total units	2,800

2015
Units	Q1	Q2	Q3	Q4	YTD
Power generation	2,200	2,500	2,000	1,900	8,600
Industrial	1,300	1,200	1,200	1,500	5,200
Total units	3,500	3,700	3,200	3,400	13,800

2014
Units	YTD
Power generation	8,700
Industrial	6,100
Total units	14,800

Engine Segment Sales by Market and Unit Shipments by Product Lines
In the second quarter of 2016, our Engine segment reorganized its reporting structure to include the following product lines:

•	Heavy-duty truck - We manufacture diesel engines that range from 310 to 600 horsepower serving global heavy-duty truck customers worldwide, primarily in North America.

•
Medium-duty truck and bus - We manufacture diesel engines ranging from 200 to 450 horsepower serving medium-duty truck and bus customers worldwide, with key markets including North America, Latin America, Europe and Mexico. We also provide diesel and natural gas engines for school buses, transit buses and shuttle buses worldwide, with key markets including North America, Europe, Latin America and Asia, and diesel engines for Class A motor homes (RVs), primarily in North America.

•
Light-duty automotive (Pickup and Light Commercial Vehicle (LCV)) - We manufacture 105 to 385 horsepower diesel engines, including engines for the pickup truck market for Chrysler and Nissan in North America, and LCV markets in Europe, Latin America and Asia.

•
Off-highway - We provide diesel engines that range from 60 to 755 horsepower to key global markets including construction, mining, rail, defense, agriculture, marine, and oil and gas equipment and also to the power generation business for standby, mobile and distributed power generation solutions throughout the world.

Sales for our Engine segment by business (including 2016, 2015 and 2014 revised balances) were as follows:

2016
In millions	Q1
Heavy-duty truck	$631
Medium-duty truck and bus	549
Light-duty automotive	433
Off-highway	363
Total sales	$1,976

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$875	$784	$700	$3,116
Medium-duty truck and bus	608	674	585	640	2,507
Light-duty automotive	381	354	339	401	1,475
Off-highway	399	422	394	357	1,572
Total sales	$2,145	$2,325	$2,102	$2,098	$8,670

2014
In millions	YTD
Heavy-duty truck	$3,072
Medium-duty truck and bus	2,431
Light-duty automotive	1,567
Off-highway	1,897
Total sales	$8,967

Revised unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2016
Units	Q1
Heavy-duty	19,700
Medium-duty	55,400
Light-duty	61,700
Total units	136,800

2015
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	28,700	32,800	28,600	24,300	114,400
Medium-duty	61,200	66,600	59,600	59,700	247,100
Light-duty	51,200	53,400	47,800	56,900	209,300
Total units	141,100	152,800	136,000	140,900	570,800

2014
Units	YTD
Heavy-duty	122,100
Medium-duty	266,800
Light-duty	204,400
Total units	593,300